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                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29,2001
                                                 ---------------

                                 HYDRIL COMPANY
                                 --------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                000-31579                  95-2777268
      --------------------           ---------             ---------------------
(State or other jurisdiction of     (Commission                (IRS Employer
 incorporation or organization)     File Number)            Identification No.)


3300 North Sam Houston Parkway East Houston, Texas                    77032-3411
--------------------------------------------------                    ----------
     (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (281) 449-2000
                                                   --------------







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Item 9.      Regulation FD Disclosure.

         Officers of Hydril Company plan to present materials in the form of a slide show presentation and/or printed materials to meetings of analysts, investment banking firms and prospective investors beginning on January 31, 2001. Among the materials presented will be the following financial information:

[Slide 1]
                                                      2000 REVENUE
                                                (Pie chart appears here)

Operating Segments
        Premium Connections                               53%
        Pressure Control Equipment                        47%

Geographic Destination
        Domestic                                          47%
        International                                     53%


[Slide 2]
                                FINANCIAL SUMMARY
                      $ in millions, except per share data

                         1997             1998            1999         2000(1)
                         ----             ----            ----         -------

Revenues                $218.1           $239.2          $159.4        $179.3
Operating Income          (1.0)           (10.6)           (7.7)         21.0
Net Income                12.3            (14.5)           (7.2)         15.2

EPS                      $0.64           $(0.75)         $(0.37)        $0.74(2)
EBITDA                    24.9            (12.2)           (1.1)         34.9

(1)  September 2000 year-to-date actual plus analyst consensus 4Q estimate
(2)  EPS before non-operating items is $0.57


[Slide 3]
                       OPERATING RESULTS GAINING MOMENTUM
                                  $ in millions

                     EBITDA for the Six Month Period Ending
                              (Graph appears here)

                 6/98          12/98         6/99        12/99        6/00       12/00(1)
EBITDA           $8.2         $(20.3)       $(2.7)        $3.8        $16.4        18.5

(1)      September 2000 year-to-date actual plus analyst consensus 4Q estimate




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[Slide 4]
                             RECENT OPERATING TRENDS

    o    Premium Connection plant utilization and revenue up significantly

    o    Increasing sales of higher margin Pressure Control aftermarket parts

    o    All control systems completed and shipped under former contract pricing

    o    Advanced Composites shipping product



[Slide 5]
                                FINANCIAL TARGETS

                                                            Near-Term
                                    2000(1)                  Target

    Revenue Growth                   13%                       20%

    EBITDA Margin                    19%                       22%

    Operating Return on
    Capital Employed                 12%                       15%

(1)      September 2000 year-to-date plus analysts consensus 4Q estimate


[Slide 6]
                       WELL-CAPITALIZED FOR FUTURE GROWTH

                     Capitalization as of September 30, 2000
                                  $ in millions

                                                           Adjusted(1)
    Cash and equivalents                                      $ 68
    Long-term debt and capital leases                           61
    Stockholders' equity                                       127
    Total capitalization                                       188
    Net debt/total capitalization                                0%

(1) Actual as of September 30, 2000 adjusted for initial public offering


[Slide 7]
                           2001 CAPITAL SPENDING PLAN

    o    Capital expenditure plan of $40 million over the next 12 -18 months

    o    Expansion of North American premium connection capacity


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    o    Upgrade pressure control infrastructure

    o    Finance development and commercialization

         o    Subsea Mudlift Drilling
         o    Advanced Composite Tubing


[Slide 8]
                           DRIVERS OF EARNINGS GROWTH

         o    Premium Connection capacity expansion to meet demand

         o    Price increases continuing in both segments

         o    Pressure Control
              o    Aftermarket orders strong
              o    Capital equipment inquiries increasing

         o    High potential new products
              o    Subsea Mudlift Drilling
              o    Advanced Composite Tubing




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           HYDRIL COMPANY


 Date: January 29, 2001                    By:   /s/  Michael C. Kearney
                                               ---------------------------------
                                                      Michael C. Kearney
                                                 Chief Financial Officer and
                                                Vice President-Administration
                                              (Authorized officer and principal
                                               accounting and financial officer)